UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2006
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10375 Park Meadows Dr., Suite 375
Lone Tree, Colorado	80124
(Address of Principal Executive Offices)	(Zip Code)
(303) 216-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.
On July 14, 2006, Wells Fargo Bank, National Association and our wholly-owned subsidiary Global Employment Solutions, Inc. agreed to extend the deadline for entering into an amended and restated credit agreement until July 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.

Date: July 20, 2006	By:	/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer